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                                                                   EXHIBIT 10.14


No. W-A-_


                Warrant to Purchase ______ shares of Common Stock

                            CORPAS INVESTMENTS, INC.

                          Common Stock Purchase Warrant

                            ______________ ___, 2000


         NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE.

         THIS CERTIFIES THAT ___________________ (hereinafter sometimes called the "Holder"), is entitled to purchase from Corpas Investments, Inc., a Florida corporation (the "Company"), at the price and during the period hereinafter specified, up to ________ shares of the Company's common stock, $.001 par value (the "Common Stock").

         This Warrant, together with warrants of like tenor, is subject to adjustment in accordance with Paragraph 6 of this Warrant.

         1.       (a)      The rights represented by this Warrant shall be
exercisable, at any time during a three (3) year period (the "Exercise Period") commencing February 20, 2000 at a purchase price of $2.00 per share (the "Exercise Price"), subject to adjustment in accordance with Paragraph 6. After the expiration of the Exercise Period, the Holder shall have no right to purchase any shares of Common Stock underlying this Warrant.

                  (b) If the Company completes a merger or stock for stock exchange transaction (hereinafter collectively referred to as an "Exchange Transaction") prior to the Holder's exercise of this Warrant, then the Holder agrees to accept the securities of the surviving publicly-held corporation in lieu of the Company's Common Stock according to the terms of this Warrant, in an amount equivalent to the number of Securities of the publicly-held corporation that Holder would have been entitled to receive on the date of such Exchange Transaction, if Holder had exercised the Warrant on such date and exchanged the Company's Common Stock acquired thereby for the securities of the publicly-held corporation.

         2. The rights represented by this Warrant may be exercised at any time within the Exercise Period above specified, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); and (ii) payment to




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the Company of the Exercise Price then in effect for the number of shares of
Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 2, and the person or person in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such shares of Common Stock at that time and date. The certificate or certificates for the shares of Common Stock so purchased shall be delivered to such person or persons within a reasonable time, not exceeding thirty (30) days, after this Warrant shall have been exercised.

         3. Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended (the "1933 Act") nor under any state securities law and shall not be transferred, sold, assigned or hypothecated in violation thereof. If permitted by the foregoing, any such transfer, sale, assignment or hypothecation shall be effected by the Holder surrendering this Warrant for cancellation at the office or agency of the Company referred to in Paragraph 2 hereof, accompanied by an opinion of counsel satisfactory to the Company and its counsel, stating that such transferee is a permitted transferee under this Paragraph 3 and that such transfer does not violate the 1933 Act or such state securities laws.

         4. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will attach to the Holder thereof. The Company further covenants and agrees that during the Exercise Period, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

         5. The Warrant shall not entitle the Holder to any rights, including, without limitation, voting rights, as a stockholder of the Company.

         6. The Exercise Price and Exercise Period in effect at any time and the number and kind of securities purchaseable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (a) If the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the effective date or record date, as the case may be, for such sale, dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action.

                  (b) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Paragraph 6a. above, the number of shares of Common Stock purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares of




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Common Stock initially issuable upon exercise of this Warrant by the Exercise
Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (c) Notwithstanding any adjustment in the Exercise Price or the number or kind of shares of Common Stock purchasable upon the exercise of this Warrant, certificates for Warrants issued prior or subsequent to such adjustment may continue to express the same price and number and kind of shares of Common Stock as are initially issuable pursuant to this Warrant.

                  (d) The Company may, but under no circumstances is obligated to, modify the terms of this Warrant to provide for an earlier commencement of the Exercise Period, or to extend the Exercise Period or to lower the Exercise Price, at any time prior to the expiration of this Warrant.

         7.       (a)      If the Company at any time prior to the expiration of
the Warrant, proposes to register any of its equity securities, other than securities which are convertible into shares of Common Stock, under the Securities Act of 1933, as amended (the "Act") on Forms S-1, S-2, S-3 or SB-1, or SB-2 (but not Form S-4 or S-8) or on any other form upon which may be registered securities similar to the shares of Common Stock issuable upon the exercise of this Warrant (the "Warrant Shares"), it will at each such time give written notice at least 30 days prior to the filing of the registration statement to all warrantholders of its intention so to do. Such notice shall specify the proposed date of the filing of the registration statement and advise each warrantholder of its right to participate therein. Upon the written request of any warrantholder given prior to the proposed date of filing set forth in such notice, the Company will cause each Warrant Share which the Company has been requested to register by such warrantholder to be registered under the Act, all to the extent requisite to permit the sale or other disposition by such warrantholder of the Warrant Shares so registered.

                  (b) If, in the written opinion of the underwriter or underwriters managing the public offering which is the subject of a registration pursuant to Paragraph 7(a) above (or in the event that such distribution shall not be underwritten, in the written opinion of an investment banking firm of recognized standing satisfactory to the warrantholders), the total amount of the securities to be so registered, when added to the total amount of Warrant Shares which the warrantholders have requested to be registered pursuant to Paragraph 7(a) above, will exceed the maximum amount of securities of the Company which can be marketed: (i) at a price reasonably related to their then current market value; or (ii) without otherwise materially and adversely affecting the entire offering, then the Company shall have the right to exclude from such registration such number of Warrant Shares which it would otherwise be required to register pursuant to Paragraph 7(a) above as is necessary to reduce the total amount of securities to be so registered to the maximum amount of securities which can be so marketed; provided, however, that if the securities (other than the Warrant Shares) to be so registered for sale are to be offered for the account of the Company and others, the Company may only cut back Warrant Shares pro rata with the securities held by such other persons (it being agreed that in the case where such registration is to be effected as a result of the exercise by a holder of the Company's securities of such holder's right to cause such securities to be so registered, such pro rata cut back shall include the Company).

                  (c) If and whenever the Company is obligated by the provisions of this Paragraph 7 to effect the registration of any Warrant Shares under the Act, as expeditiously as possible the Company will:




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                           (i)   as expeditiously as possible prepare and file
with the Commission a registration statement with respect to such Warrant Shares and use its best efforts to cause such registration statement to become and remain effective during the period required for the distribution of the securities covered by the registration statement; provided, however, that in the event that the Warrant Shares covered by such registration statement are not to be sold to or through underwriters acting for the Company, the Company shall not be required to keep such registration statement in effect, or to prepare and file any amendments or supplements thereto, after the expiration of six months following the date on which such registration statement becomes effective under the Act or such longer period during which the Commission requires that such registration statement be kept effective with respect to any of the Warrant Shares so registered;

                           (ii) as expeditiously as possible, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all Warrant Shares covered by such registration statement, whenever the warrantholders for whom such Warrant Shares are registered or are to be registered shall desire to dispose of the same, subject, however to the proviso contained in Paragraph 7(c)(i) above; provided, however, that in any event the Company's obligations under this Paragraph 7(c)(ii) shall terminate 90 days after the effective date of any such registration statement if none of the Warrant Shares registered thereunder shall have been sold;

                           (iii) as expeditiously as possible, furnish to the warrantholders for whom such Warrant Shares are registered or are to be registered and to any underwriter or underwriters such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as such warrantholders may reasonably request in order to facilitate the disposition of such Warrant Shares;

                           (iv) use its reasonable efforts to register or qualify the Warrant Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the warrantholders for whom such Warrant Shares are registered or are to be registered shall reasonably request, and do any and all other reasonable acts and things to so register or qualify which may be necessary or advisable to enable such warrantholders to consummate the disposition in such jurisdictions of such Warrant Shares;

                  (d) The costs and expenses of all registrations under the Act and of all other actions which the Company is required to take or effect pursuant to this Paragraph 7 shall be paid for by the Company (including, without limitation, all registration, qualification and filing fees, printing expenses, expenses of distributing prospectuses and other documents, fees and disbursements of counsel and accountants for the Company, and expenses of any special audits incident to or required in connection with any such registration hereof, but excluding the fees and disbursements of special counsel for the warrantholders, any consultants retained by the warrantholders and underwriters' or brokers' discounts or commissions applicable to the Warrant Shares).

                  (e) Notices and requests delivered by warrantholders to the Company pursuant to this Paragraph 7 shall contain such information regarding the Warrant Shares and the




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intended method of disposition thereof as shall reasonably be required in connection with the action to be taken.

                  (f) In the event of any registration under the Act of any Warrant Shares pursuant to this Paragraph 7, the Company hereby agrees to indemnify and hold harmless each warrantholder disposing of such Warrant Shares and each other person, if any, who controls such warrantholder within the meaning of Section 15 of the Act and each other person (including underwriters) who participates in the offering of such Warrant Shares against any losses, claims, damages or liabilities, joint or several, to which such warrantholder or controlling person or participating person may become subject under the Act or otherwise, in so far as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Warrant Shares were registered under the Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such warrantholder and each such controlling person or participating person for any legal or any other expenses incurred by such warrantholder or such controlling person or participating person in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon: (a) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such warrantholder or such controlling or participating person, as the case may be, specifically for use in the preparation thereof; or (b) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus which amendment or supplement is delivered to such warrantholder and such warrantholder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of Warrant Shares to the person asserting such loss, claim, damage, liability or expense.

                  (g) If the Company so requests, each warrantholder for whom Warrant Shares are to be so registered shall execute an agreement or agreements, whereby such warrantholder agrees to indemnify and hold harmless the Company, each other person referred to in subparts (1), (2) and (3) of Section 11(a) of Section 15 of the Act in respect of such registration statement and each other person, if any, which controls the Company within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such other person or such person controlling the Company may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceeding in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Warrant Shares were registered under the Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon, and in conformity with, information furnished to




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the Company by such warrantholder specifically for use in the preparation thereof. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information with respect to such persons so furnished in writing by such persons specifically for inclusion in any prospectus or registration statement.

                  (h) Any person entitled to indemnification hereunder will: (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (b) unless, in such indemnified party's reasonable judgment, a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that the failure of an indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Paragraph 7(h) with respect to such indemnified party, except to the extent that the indemnifying party is actually prejudiced by such failure. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim against the indemnified party, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

         If for any reason the indemnification provided for in the preceding Paragraphs 7(f) and 7(g) above is unavailable to an indemnified party as contemplated thereby, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of fraudulent misrepresentation.

         8. This Agreement shall be governed by and in accordance with the laws of the State of Florida, without regard to its conflicts of laws principles.




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         IN WITNESS WHEREOF, CORPAS INVESTMENTS, INC. has caused this Warrant to be signed by its duly authorized officer as of the date set forth on the first page hereof.



                                                CORPAS INVESTMENTS, INC.



                                                By: /s/
                                                --------------------------------
                                                Ross A. Love
                                                Chief Executive Officer




















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                                  EXERCISE FORM

                          To Be Executed by the Holder
                          in Order to Exercise Warrant

         The undersigned Holder hereby irrevocably elects to exercise this Warrant and to purchase _____ shares of the Company's Common Stock issuable upon the exercise of such Warrant, and requests that certificates for such securities shall be issued in name of:

         -----------------------------------------------------------------------

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         (please print or type name and address)

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         (please insert social security or other identifying number)


and be delivered:

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         -----------------------------------------------------------------------
         (please print or type name and address)

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         (please insert social security or other identifying number)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such shares be registered in the name of, and delivered to, the Holder.




























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